Advisory Research Global Value Fund (ADVWX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 3, 2017,
To the Summary Prospectus dated March 1, 2017.

Effective April 5, 2017, Hyung Kim will no longer serve as a portfolio manager of the Advisory Research Global Value Fund (the “Fund”). Accordingly, as of that date, all references in the Summary Prospectus to Mr. Kim are hereby deleted in their entirety. James M. Langer, Marco P. Priani, Drew Edwards, Matthew K. Swaim and Bruce M. Zessar will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.